                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/ X /    Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

              ACM Managed Dollar Income Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                            ACM GOVERNMENT INCOME FUND, INC.
                            ACM GOVERNMENT SECURITIES FUND, INC.
                            ACM GOVERNMENT SPECTRUM FUND, INC.
                            ACM MANAGED INCOME FUND, INC.
                            ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                            ACM MANAGED DOLLAR INCOME FUND, INC.
                            ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                            ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC. ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
(LOGO OF ALLIANCE CAPITAL APPEARS HERE)
--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 March 28, 2000

To the Stockholders of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"):

  Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM II, ACM III, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II and AMA (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, March 28, 2000 at 3:00 p.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 17, 2000:

  1. To elect three Directors of each Fund, each such Director to hold office for a term of three years until his or her successor is duly elected and qualify;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of ACM I, ACM II, ACM III, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II and PricewaterhouseCoopers LLP as independent accountants of AMA for each Fund's respective fiscal year ending in 2000; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on December 31, 1999 as the record date for the determination of stockholders of the Funds entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                        By Order of the Boards of Directors,

                                        Edmund P. Bergan, Jr.
                                         Secretary

New York, New York
February 17, 2000
--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
  Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
--------------------------------------------------------------------------------
 (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                       ACM GOVERNMENT INCOME FUND, INC.
                     ACM GOVERNMENT SECURITIES FUND, INC.
                      ACM GOVERNMENT SPECTRUM FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               ----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 28, 2000

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, March 28, 2000 at 3:00 p.m. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 17, 2000.

  The Board of Directors of each Fund has fixed the close of business on December 31, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. The outstanding voting shares of the Funds as of December 31, 1999 consisted, respectively, of 58,697,659 shares of common stock of ACM I, 78,226,348 shares of common stock of ACM II, 37,028,027 shares of common stock of ACM III, 23,330,851 shares of common stock and 950 shares of Remarketed Preferred Stock, Series A (the "ACM V Preferred Stock") of ACM V, 10,815,006 shares of common stock and 1,200 shares of each of Municipal Income Preferred Shares, Series A, Series B and Series C (the "ACM VII Preferred Stock") of ACM VII, 22,066,661 shares of common stock of ACM VIII, 8,522,579 shares of common stock of AWDGF, 77,850,368 shares of common stock of AWDGF II and 3,572,754 shares of common stock of AMA, each share being entitled to one vote.

  At the Meeting, the holders of ACM V Preferred Stock and the holders of each class of ACM VII Preferred Stock will have equal voting rights with the holders of ACM V and ACM VII common stock, respectively (i.e., one vote per share), and will vote together with the holders of ACM V and ACM VII common stock as a single class on all proposals to be brought before the Meeting applicable to each respective Fund. The holders of ACM V Preferred Stock and ACM VII Preferred Stock voting separately as a class, have the right to elect two Directors representing the holders of the Preferred Stock of each of their respective Funds. The holders of ACM V's common stock and the holders of ACM VII's common stock do not have the right to vote with respect to the election of those two Directors. The two Directors that have been elected by the holders of ACM V Preferred Stock and ACM VII Preferred Stock are, for each Fund, Ruth Block and Robert C. White. Ms. Block and Mr. White are standing for re-election at the Meeting as their terms expire in the year 2000.

  All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies for a Fund will be voted for the election of three Directors of each Fund, and with respect to ACM I, II, III, V, VII, VIII, AWDGF & AWDGF II for the ratification of Ernst & Young LLP as the Funds' independent auditors, and with respect to AMA for the ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants for each of their respective fiscal years ending in 2000. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). The shares represented by such a proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of the shareholder votes. If any proposal, other than Proposals One and Two, properly comes before the Meeting, shares represented by the proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

  A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on any proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund with no other notice than announcement at the Meeting in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals in the Proxy Statement, and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment as to that proposal.

  Each Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a total fee of $37,500 for its services, to be paid by each Fund as follows: ACM I-- $5,000, ACM II--$5,000, ACM III--$4,000, ACM V--$4,000, ACM VII--$3,500, ACM
VIII--$4,000, AWDGF--$3,500, AWDGF II--$5,000, and AMA--$3,500, plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and until their successors are elected and qualify. With respect to each Fund, the affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Class Three as described below.

  Pursuant to the Funds' respective charters and By-Laws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the terms of the members in Class Three will expire as of the Meeting, the terms of the members in Class One will expire as of the annual meeting of stockholders to be held in 2001 and the terms of the members in Class Two will expire as of the annual meeting of stockholders to be held in 2002. Upon expiration of the terms of the members of a class as set forth above, the terms of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. With respect to ACM I, ACM II, ACM III, ACM V and ACM VII, John H. Dobkin, Clifford L. Michel and Donald J. Robinson are currently the members constituting Class One; David H. Dievler, William H. Foulk, Jr. and Dr. James M. Hester are currently the members constituting Class Two; and John D. Carifa, Ruth Block and Robert C. White are currently the members constituting Class Three. With respect to ACM VIII, AWDGF, AWDGF II and AMA, David H. Dievler, Clifford L. Michel and Donald J. Robinson are currently the members constituting Class One; John H. Dobkin, William H. Foulk, Jr. and Dr. James M. Hester are currently the members constituting Class Two; and Ruth Block, John D. Carifa and Robert C. White are currently the members constituting Class Three.

  Under this classified Board structure, only those Directors of each Fund in a single class may be replaced in any one year. It would require two years to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission") appropriate stockholder proposals may be included in the Funds' annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for each Fund's stockholders to change the majority of Directors of that Fund and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, three Directors in Class Three of each of the Funds, Mr. John D. Carifa, Ms. Ruth Block and Mr. Robert C. White, are standing for re-election. Each nominee has consented to serve as a

Director. The Boards of Directors know of no reason why any of these nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Boards of Directors may recommend.

  Certain information concerning each Fund's Directors, including the nominees for election as Directors, is set forth below. With respect to each Fund, only the Class Three Directors are standing for election as Directors.

                                                                         Number of shares
  Name, positions and                                                      of the Funds'
offices with the Funds,                                                     common stock
    age, principal                                                         beneficially
  occupations during            Year first              Year term        owned directly or
  the past five years            became a              as Director       indirectly as of
and other directorships          Director              will expire       December 31, 1999
-----------------------         ----------             -----------       -----------------
  * John D. Carifa,      ACM I and II--1987               2003++          2,000 ACM I
    Chairman of the      ACM III and V--1988           (Class Three)      1,000 AWDGF II
    Board, 54.           AWDGF--1992                                      1,673 AMA
    President, Chief     ACM VIII and
    Operating Officer    AWDGF II--1993
    and a Director of    ACM VII and AMA--1994
    Alliance Capital
    Management
    Corporation, the
    general partner
    of the Adviser
    ("ACMC"), which
    he has been
    associated with
    since prior to
    1995.

**+ Ruth Block,          ACM I and II--1987               2003++          1,800 ACM III
    Director, 69.
    Formerly an          ACM III and V--1988           (Class Three)      4,540 ACM V
    Executive Vice       AWDGF--1992                                      3,000 ACM VIII
    President and        ACM VIII and                                     3,000 AWDGF
    Chief Insurance      AWDGF II--1993                                   1,833 AMA
    Officer of The       ACM VII and AMA--1994
    Equitable Life
    Assurance Society
    of the United
    States. She is a
    Director of
    Ecolab
    Incorporated
    (specialty
    chemicals) and BP
    Amoco Corporation
    (oil and gas).

**+ David H. Dievler,    ACM I and II--1987                2001             200 ACM I
    Director, 70.        ACM III and V--1988           (Class One)        1,200 ACM II
    Independent          AWDGF--1992 ACM VIII and       (ACM VIII,        1,000 ACM III
    Consultant.          AWDGF II--1993              AWDGF, AWDGF II
    Formerly a Senior    ACM VII and AMA--1994           and AMA)         1,000 AWDGF II
    Vice President of                                                       700 AMA
    ACMC until                                             2002
    December 1994.                                     (Class Two)
                                                  (ACM I-III, V and VII)

--------
   *"Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of each of the Funds because of an affiliation with each of the Funds' investment adviser, Alliance Capital Management L.P. (the "Adviser").
  **Member of the Audit Committee.
   +Member of the Nominating Committee.
  ++If re-elected at the Meeting.

                                                                              Number of shares
   Name, positions and                                                         of the Funds'
 offices with the Funds,                                                        common stock
      age, principal                                                            beneficially
    occupations during             Year first               Year term        owned directly or
   the past five years              became a               as Director        indirectly as of
 and other directorships            Director               will expire       December 31, 1999
 -----------------------           ----------              -----------       ------------------
 **+ John H. Dobkin,       AWDGF--1992                         2001              377  AWDGF II
     Director, 58.         ACM VIII and                    (Class One)           610  AMA
     President of          AWDGF II--1993             (ACM I-III, V and VII)
     Historic Hudson       AMA--1994
     Valley (historic      ACM I-III, V and VII--1998          2002
     preservation) since                                   (Class Two)
     prior to 1995.                                         (ACM VIII,
     Previously, he was                                  AWDGF, AWDGF II
     Director of the                                         and AMA)
     National Academy of
     Design.

 **+ William H. Foulk,     AWDGF--1992                         2002              500  ACM I
     Jr., Director, 67.    ACM VIII and                    (Class Two)           500  ACM II
     Investment Adviser    AWDGF II--1993                                        500  ACM III
     and Independent       AMA--1994                                             500  ACM V
     Consultant. He was    ACM I-III, V and VII--1998                            400  ACM VII
     formerly Senior                                                             500  ACM VIII
     Manager of Barrett                                                          500  AWDGF
     Associates, Inc., a                                                         500  AWDGF II
     registered                                                                  800  AMA
     investment adviser,
     with which he had
     been associated
     since prior to 1995.

 **+ Dr. James M. Hester,  ACM I and II--1987                  2002              725  ACM I
     Director, 75.         ACM III and V--1988             (Class Two)           700  ACM II
     President of The      AWDGF--1992                                           700  ACM V
     Harry Frank           ACM VIII and                                          950  AWDGF
     Guggenheim            AWDGF II--1993                                        860  AMA
     Foundation, with      ACM VII and AMA--1994
     which he has been
     associated since
     prior to 1994. He
     was formerly
     President of New
     York University and
     The New York
     Botanical Garden and
     Rector of The United
     Nations University.

 **+ Clifford L. Michel,   ACM I and II--1987                  2001            1,000  ACM I
     Director, 60. Member  ACM III and V--1988             (Class One)         1,000  ACM II
     of the law firm of    AWDGF--1992                                         1,000  ACM III
     Cahill Gordon &       ACM VIII and                                        1,000  ACM V
     Reindel, with which   AWDGF II--1993                                      1,000  ACM VII
     he has been           ACM VII and AMA--1994                               1,000  ACM VIII
     associated since                                                          1,000  AWDGF
     prior to 1995. He is                                                      1,000  AWDGF II
     President and Chief                                                       1,500  AMA
     Executive Officer of
     Wenonah Development
     Company
     (investments) and a
     Director of Placer
     Dome, Inc. (mining).

--------
   *"Interested person," as defined in the Act, of each of the Funds because of an affiliation with each of the Funds' Adviser.
  **Member of the Audit Committee.
   +Member of the Nominating Committee.
  ++If re-elected at the Meeting.

   Name, positions and                                           Number of shares
 offices with the Funds,                                          of common stock
      age, principal                                               beneficially
    occupations during           Year first          Year term   owned directly or
   the past five years            became a          as Director  indirectly as of
 and other directorships          Director          will expire  December 31, 1999
 -----------------------         ----------         -----------  -----------------
 **+ Donald J. Robinson,   ACM I-III, VII and VIII     2001       2,150 ACM V
     Director, 65. Senior  AWDGF, AWDGF II and      (Class One)   1,500 ACM VIII
     Counsel of the law    AMA--1996                              3,731 AMA
     firm of Orrick,
     Herrington &
     Sutcliffe since
     January 1995. He was
     formerly a senior
     partner and a member
     of the Executive
     Committee of that
     firm. He was also a
     Trustee of the
     Museum of the City
     of New York from
     1977-1995.

 **+ Robert C. White,      ACM I and II--1987         2003++        700ACM I
     Director, 79.         ACM III and V--1988     (Class Three)    600 ACM II
     Formerly Assistant    AWDGF--1992                              800 ACM III
     Treasurer of Ford     ACM VIII and                             600 ACM V
     Motor Company and,    AWDGF II--1993                           500 ACM VIII
     until September 30,   ACM VII and AMA--1994                    500 AWDGF
     1994, a Vice                                                   500 AWDGF II
     President and the                                              800 AMA
     Chief Financial
     Officer of the
     Howard Hughes
     Medical Institute.

--------
 **Member of the Audit Committee.
  +Member of the Nominating Committee.
 ++If re-elected at the Meeting.

  The Adviser has instituted a policy applicable to all registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex"), contemplating that each Director will invest specified minimum amounts and (in most cases) an overall total of at least $150,000 in shares of investment companies within the Alliance Fund Complex.

  During their respective fiscal years ended in 1999, the Boards of Directors of ACM VII met four times, ACM V met six times, ACM I, ACM II, ACM III, AWDGF, and AWDGF II met seven times, ACM VIII met eight times, and AMA met nine times. The Audit Committee of each Fund meets during the fiscal year for the purposes described below in Proposal Two. The Audit Committees of ACM I, II, III, V, VIII, AWDGF, AWDGF II and AMA met twice during each Fund's most recently completed respective fiscal year. The Audit Committee of ACM VII met once during the Fund's most recently completed fiscal year. The Nominating Committee of each Fund did not meet during each Fund's respective fiscal year ended in 1999. Both the Audit Committees and the Nominating Committees are standing committees of the Board. The Nominating Committees were constituted for the purpose of reelecting and nominating persons to fill any vacancies on the Board of Directors and do not currently consider for nomination candidates proposed by stockholders for election as Directors.

  A Fund does not pay any fees to, or reimburse expenses of, any Director during a time when such Director is considered an "interested person" of the Fund, as defined in the Act. The aggregate compensation paid by each Fund to each of its Directors during its respective fiscal year ended in 1999, the aggregate compensation paid to each of the Directors during calendar year 1999 by all of the investment companies in the Alliance Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                 Total Number         Total Number of
                                                                of Investment      Investment Portfolios
                                                               Companies in the          within the
                                                                Alliance Fund          Alliance Fund
                      Aggregate        Total Compensation     Complex, Including     Complex, Including
                     Compensation    from the Alliance Fund       the Funds,             the Funds,
                    from Each Fund     Complex, Including      as to which the        as to which the
                  During its Fiscal    the Funds, During    Director is a Director Director is a Director
Name of Director  Year Ended in 1999   Calendar Year 1999        or a Trustee           or a Trustee
----------------  ------------------ ---------------------- ---------------------- ----------------------
John D. Carifa     $0                       $0                       50                     103
Ruth Block         $3,957 ACM I             $154,263                 38                      80
                   $3,957 ACM II
                   $3,707 ACM III
                   $3,844 ACM V
                   $3,595 ACM VII
                   $3,957 ACM VIII
                   $4,012 AWDGF
                   $3,356 AWDGF II
                   $3,457 AMA
David H. Dievler   $3,830 ACM I             $210,188                 45                      87
                   $3,830 ACM II
                   $4,205 ACM III
                   $3,867 ACM V
                   $3,717 ACM VII
                   $4,080 ACM VIII
                   $4,134 AWDGF
                   $3,356 AWDGF II
                   $4,580 AMA
John H. Dobkin     $4,080 ACM I             $206,488                 42                      84
                   $4,080 ACM II
                   $4,205 ACM III
                   $3,967 ACM V
                   $3,715 ACM VII
                   $4,080 ACM VIII
                   $4,134 AWDGF
                   $3,356 AWDGF II
                   $3,580 AMA

                                                                      Total Number         Total Number of
                                                                     of Investment      Investment Portfolios
                                                                    Companies in the          within the
                                                                     Alliance Fund          Alliance Fund
                           Aggregate        Total Compensation     Complex, Including     Complex, Including
                          Compensation    from the Alliance Fund       the Funds,             the Funds,
                         from Each Fund     Complex, Including      as to which the        as to which the
                       During its Fiscal    the Funds, During    Director is a Director Director is a Director
  Name of Director     Year Ended in 1999   Calendar Year 1999        or a Trustee           or a Trustee
  ----------------     ------------------ ---------------------- ---------------------- ----------------------
William H. Foulk, Jr.   $4,080 ACM I             $246,413                 45                      98
                        $4,080 ACM II
                        $4,205 ACM III
                        $3,967 ACM V
                        $3,717 ACM VII
                        $4,080 ACM VIII
                        $4,134 AWDGF
                        $3,356 AWDGF II
                        $5,080 AMA
Dr. James M. Hester     $4,080 ACM I             $164,138                 39                      81
                        $4,080 ACM II
                        $4,205 ACM III
                        $3,967 ACM V
                        $3,717 ACM VII
                        $4,080 ACM VIII
                        $4,134 AWDGF
                        $3,356 AWDGF II
                        $4,080 AMA
Clifford L. Michel      $4,080 ACM I             $183,388                 39                      83
                        $4,080 ACM II
                        $4,205 ACM III
                        $3,967 ACM V
                        $3,717 ACM VII
                        $4,080 ACM VIII
                        $4,134 AWDGF
                        $3,356 AWDGF II
                        $3,580 AMA
Donald J. Robinson      $3,347 ACM I             $140,813                 41                      92
                        $3,347 ACM II
                        $3,472 ACM III
                        $2,833 ACM V
                        $2,984 ACM VII
                        $3,347 ACM VIII
                        $3,401 AWDGF
                        $2,490 AWDGF II
                        $2,847 AMA

                                                                 Total Number         Total Number of
                                                                of Investment      Investment Portfolios
                                                               Companies in the          within the
                                                                Alliance Fund          Alliance Fund
                      Aggregate        Total Compensation     Complex, Including     Complex, Including
                     Compensation    from the Alliance Fund       the Funds,             the Funds,
                    from Each Fund     Complex, Including      as to which the        as to which the
                  During its Fiscal    the Funds, During    Director is a Director Director is a Director
Name of Director  Year Ended in 1999   Calendar Year 1999        or a Trustee           or a Trustee
----------------  ------------------ ---------------------- ---------------------- ----------------------
Robert C. White    $8,600 ACM I             $85,000                  10                      10
                   $8,600 ACM II
                   $8,600 ACM III
                   $7,550 ACM V
                   $7,600 ACM VII
                   $7,600 ACM VIII
                   $8,100 AWDGF
                   $6,250 AWDGF II
                   $7,100 AMA

  As of December 31, 1999, each of the Directors of each Fund owned less than 1% of the shares of such Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of each such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

  THE BOARDS OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS OF EACH FUND VOTE "FOR" THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THEIR FUND.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
               INDEPENDENT AUDITORS AND INDEPENDENT ACCOUNTANTS

  The Boards of Directors of ACM I, ACM II, ACM III, ACM V, ACM VII, ACM VIII, AWDGF and AWDGF II recommend that the stockholders of each Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of each such Fund for the fiscal year ending March 31, 2000 (AWDGF II), August 31, 2000 (ACM V), September 30, 2000 (ACM VIII), October 31, 2000 (ACM VII and AWDGF), and December 31, 2000 (ACM I, II and III). In addition, the Board of Directors of AMA recommends that the stockholders of the Fund ratify the selection of PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending September 30, 2000. The selection of both Ernst & Young LLP and PricewaterhouseCoopers LLP was approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Act, at meetings held on July 14, 1999 (ACM V, ACM VIII, and AMA), September 25, 1999 (ACM I, ACM II, ACM III, ACM VII, and AWDGF) and January 19, 2000 (AWDGF II). With respect to each Fund, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of ACM I, II, III, VII, VIII, AWDGF and AWDGF II since the commencement of each Fund's operations, and of ACM V since its fiscal year ending August 31, 1990, and does not have any direct financial interest or any material indirect financial interest in any of the Funds. PricewaterhouseCoopers LLP has audited the accounts of AMA since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund.

  Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors of each Fund normally meets twice during each full fiscal year with representatives of the independent auditors to discuss the scope of the independent auditor's engagement and to review the financial statements of such Fund and the results of their examination thereof.

  THE BOARDS OF DIRECTORS OF ACM I, ACM II, ACM III, ACM V, ACM VII, ACM VIII, AWDGF AND AWDGF II RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THEIR FUND. THE BOARD OF DIRECTORS OF AMA RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the best discretion of the person or persons voting the proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. During the fiscal year ended 1999 for ACM III, an initial report of beneficial ownership of securities on Form 3 was inadvertently filed late by Alliance on behalf of Michael Mon, a Vice-President of ACM III. The report did not relate to any transactions. During the fiscal year ended 1999 for AMA, a statement of changes in beneficial ownership of securities on Form 4 was inadvertently filed late by Alliance on behalf of Ms. Ruth Block, a director of AMA. The report related to a purchase of shares of AMA.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 17, 2000 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's By-laws.

  The persons named as proxies for the 2001 Annual Meeting of Stockholders will with respect to the proxies in effect at the meeting have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by December 10, 1999, (or such earlier date as may be specified by an advance notice provision in the Fund's By-laws). If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                            REPORTS TO STOCKHOLDERS

  Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and, if applicable, such Fund's subsequent semi-annual report to stockholders, upon request and without charge. To request a copy, please call AFS at (800) 227-4618 or write Christina Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Boards of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

February 17, 2000
New York, New York

TABLE OF CONTENTS                                                          Page
-------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   3
Proposal Two: Ratification of Selection of Independent Auditors and
 Independent Accountants..................................................   9
Other Matters.............................................................  10
Submission of Proposals for the Next Annual Meeting of Stockholders.......  10
Reports to Stockholders...................................................  11




ACM-PS-99 ACM Joint Proxy Statement

                       ACM Government Income Fund, Inc.

                     ACM Government Securities Fund, Inc.

                      ACM Government Spectrum Fund, Inc.

                         ACM Managed Income Fund, Inc.

                  ACM Municipal Securities Income Fund, Inc.

                     ACM Managed Dollar Income Fund, Inc.

                  Alliance World Dollar Government Fund, Inc.

                Alliance World Dollar Government Fund II, Inc.

                   Alliance All-Market Advantage Fund, Inc.

-------------------------------------------------------------------------------
(LOGO OF ALLIANCE CAPITAL APPEARS HERE)
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT MARCH 28,
2000

PROXY         ACM MANAGED DOLLAR INCOME FUND, INC.          PROXY

         PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
            STOCKHOLDERS TO BE HELD ON MARCH 28, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                 OF DIRECTORS OF THE CORPORATION

The undersigned stockholder of ACM Managed Dollar Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby instructs each of Carol H. Rappa and Christina Santiago, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 3:00 p.m., Eastern Time, on March 28, 2000 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE AS REGARDS A PARTICULAR PROPOSAL OR OTHER MATTERS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION (PROPOSAL TWO), "FOR" ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING WITH RESPECT TO ANY PROPOSAL DESCRIBED IN THE PROXY STATEMENT IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF THE POSITION ON SUCH PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS ARE NOT TIMELY RECEIVED, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

             Please refer to the Proxy Statement for
             a discussion of each of the Proposals.

      PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
 AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

_________________________________________________________________
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
________________________________________________________________

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

___________________________         ___________________________

___________________________         ___________________________

___________________________         ___________________________

              ACM MANAGED DOLLAR INCOME FUND, INC.


Mark box at right if an address change
or comment has been noted on the
reverse side of this card.  /   /

    Your Board of Directors urges you
    to vote "FOR" the election of all
    Nominees and "FOR" Proposal Two.

                                    Please mark votes as in this example: /X/
1.  Election of Directors               FOR ALL                      FOR ALL
                                        NOMINEES      WITHHOLD       EXCEPT
                                        /      /        /      /     /     /
    Class Three Directors
    (terms expire 2003):

      John D. Carifa                NOTE:  If you do not wish your shares
      Ruth Block                    voted "FOR" any particular nominee,
      Robert C. White               mark the "For All Except" box and strike
                                    a line through the name(s) of the
                                    Nominee(s).  Your shares will be voted
                                    for the remaining Nominee(s).

CONTROL NUMBER:

2.  Ratification of the selection of     FOR         AGAINST      ABSTAIN
    Ernst & Young LLP as the             /     /     /     /      /     /
    independent auditors for the
    Corporation for the fiscal year
    ending September 30, 2000.

3.  In their discretion upon any
    other matters that may properly
    come before the Annual Meeting
    or any postponement or
    adjournment thereof, as
    described in the Proxy
    Statement.


Mark box at right if an address change   /  /
or comment has been noted on the
reverse side of this card.


CONTROL NUMBER:

Please be sure to sign and date this Proxy.

                                       ______________________________________
                                       Stockholder sign here

                                       ______________________________________
                                       Co-owner sign here

                                       Dated _______________, 2000

RECORD DATE SHARES:












































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